Review of Second Quarter FY 16 Results November 5, 2015 Exhibit 99.2

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s product expansion and development plans, investments in brand building and marketing, debt reduction and future financing capacity, consumption growth and strength of the Company’s brands, M&A strategy and market activity, future financial performance, and creation of shareholder value. Words such as "continue," "will," “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the inability to identify and consummate future acquisitions at attractive valuations, the failure to successfully commercialize new products, the severity of the cold and flu season, the inability of third party suppliers to meet demand, competitive pressures, the effectiveness of the Company’s brand building and marketing investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2015 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 3 Agenda for Today’s Discussion I. Performance Highlights II. Financial Overview III. FY 16 Outlook and the Road Ahead

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 4

Solid Q2 Results
First Half Results In Line with Expectations

- Q2 consolidated **Revenue** of **$206.1** million, up **13.7%** versus prior year Q2, and **+17.1%**[1] **on a constant currency basis**
  - **First half consolidated Revenue growth of 21.8%,** consistent with prior guidance of +20% to +23% for that period
  - **Q2 Organic decline of (0.5)%**[1] **and first half Organic growth of 1.4%**[1]**, on a constant currency basis**
  - **Q2 Core OTC + International Revenue growth of 3.0% on a constant currency basis**

- **Q2 Core OTC consumption growth** of **3.6% and first half Core OTC consumption growth of 5.5%**
  - **78%** of Core OTC portfolio with **consumption growth in Q2**
  - Continued strength in our biggest brands
  - Consistent and innovative marketing support building **long-term brand equity in Core OTC brands**

- **Adjusted Gross Margin of 58.2%**[2] versus 57.0% in the prior year Q2, and in-line with 58.4% in Q1

- **Adjusted EPS of $0.60**[2], up **20.0%** versus the prior year Q2

- Strong **Free Cash Flow** of **$46.2**[2] million, up **26.4%** versus the prior year Q2

- **Leverage of ~5.0x**[3], down from 5.7x at the time of the Insight acquisition

PrestigeBrands Second Quarter FY 16 Results 5

Solid Q2 Results
Company on Track to Meet FY2016 Expectations

- **Company on track** to continue to deliver **strong financial performance in FY2016**

Full Year Revenue Outlook

- Second Half up 0.5% to 1.5%
- Full year up 10% to 11%

Adjusted E.P.S.

- Full year estimate range of: $2.05 to $2.10[7]
- Expected to be at high end of the range

Free Cash Flow and Leverage

- Free Cash Flow of $175MM[8] or more expected
- Year-end leverage expected to be ~4.7x[3]

PrestigeBrands Second Quarter FY 16 Results 6

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 7 Continued Core OTC Consumption Growth and Sales Momentum Source: IRI multi-outlet + C-Store retail dollar sales growth for relevant period. Data reflects retail dollar sales percentage growth versus prior period; FY’16 Organic sales growth presented on a constant currency basis. O rg a n ic Sa les G ro w th C o n s u m p ti o n G ro w th 0.5% 3.6% 5.6% 7.0% 6.5% 3.6% FY 15 FY 16 (0.8%) (1.1%) 10.7% 5.8% 7.1% 2.2% Q1 Q2 Q3 Q4 Q1 Q2 1H: 5.5% 1H: 4.4%

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 8 Q2 FY 16 Core OTC Growth Broad Based, Led by Largest Brands Core OTC Portfolio with Consumption Growth in Q2 FY 16 6.0% 13.3% 15.6% 16.2% 14.9% 10.5% Q1 Q2 Q3 Q4 Q1 Q2 Largest Brands Growing Above Categories 1.6% 2.5% 5.1% 4.6% 9.1% 8.0% Q1 Q2 Q3 Q4 Q1 Q2 Y/Y Retail Sales % Growth Core OTC, includes Insight Pharmaceuticals. Source: IRI multi-outlet + C-Store, L-12 period for each quarter. Data reflects retail dollar sales percentage growth versus prior period; % of Core OTC Retail Sales Represented by Growing Brands FY 15 FY 16 Recently Acquired 0.4% 3.6% 4.5% 5.3% 7.9% 3.9% Q1 Q2 Q3 Q4 Q1 Q2 1H: 8.9% 1H: 11.9% 1H: 5.9% 78% of Core OTC $ Consumption Experiencing Growth

First Half Investment in Core OTC and International Driving Organic Growth

	Invest for Growth		Manage for Cash Flow Generation	
	Core OTC	International	Other OTC	Household
Contribution to Portfolio:	63%	15%	11%	11%


63%
15%
11%
11%

	Invest for Growth	Manage for Cash Flow Generation
# of Brands:	~25% of Total Brands	~75% of Total Brands
Investment:	High	Maintain
Targeted Mix Over Time[(4)(5)]:	Current ~78% → Target ~85%	Current ~22% → Target ~15%
1H FY 16 % Organic Growth: *(Constant Currency)*[(1)]	+4.8%	(5.9)%


~78%
~85%
Current
Target
~22%
~15%
Current
Target

1.4%[(1)] Organic Growth

PrestigeBrands

Second Quarter FY 16 Results 9

Monistat Building Momentum One Year After Acquisition; +6% in 1H

MONISTAT

The Prestige 4-Part Plan for Monistat Success Began on Day 1

1. **Re-engage With Health Care Professionals (HCP)**
   - Create **new educational materials for HCPs**
   - **Partner with professional detail force and tele-sales reps**
2. **Re-engage With Consumers**
   - Capture key consumer insights through **targeted consumer research**
   - Develop new **creative advertising & media plan**
   - Build New **Digital Marketing and Social Media Outreach Program**
   - Create new **Women's Health PR Education Initiative**
3. **Re-engage With Retail Customers**
   - Maximize shelf impact with **new package design and pricing**
   - As category leader, **share insights and updates with retail partners**
4. **Fill New Product Development Pipeline**
   - Extend the brand through **NPD and innovation**

Women Like Me – Online Support


First Time Yeast Infection Sufferer
Yeast Infections with an Active Lifestyle
Menopause and Yeast Infections
Yeast Infections and Antibiotics or Other Medications
Yeast Infections and Diabetes
Chronic Yeast Infection Sufferers




MONISTAT 1
MONISTAT 3
MONISTAT 7

Source: IRI multi-outlet + C-Store, L-26 period ending October 4, 2015.

PrestigeBrands
Second Quarter FY 16 Results
10

Little Remedies: Our Core Pediatric Brand Expands With New GI Product

- **Expanding Product Offering:** Little Remedies expands focus to include products for **fast-growing digestive category to treat infant gas and colic**

- **Multi-Media Marketing Approach:** Features **first TV campaign ever for digestive brands**, a social media initiative providing advice to parents, and an educational outreach to HCPs including sampling

- **New Marketing Efforts: Engaging caregivers and HCPs** to focus on supporting baby's digestive health

Marketing Strategy

- TV
- Digital/Social
- Website
- HCP Outreach

New on TV



GAS RELIEF DROPS
ALL AGES
LITTLE REMEDIES
GAS RELIEF DROPS
GRIPE WATER
ALL AGES
LITTLE REMEDIES
GRIPE WATER

New GI Product



FOR TUMMYS
ALL AGES
NEW!
LITTLE REMEDIES
Everything they need. Nothing they don't.
ADVANCED COLIC RELIEF DROPS
DIETARY SUPPLEMENT
Paraben and Gluten Free

Expanded Healthcare Solutions





Second Quarter FY 16 Results 11

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 12 Luden’s: A Classic Brand Engaging A New Generation of Consumers  Revitalized and modernized: Luden’s still retains its heritage and reputation for great taste for a new generation  Marketing and NPD Working Together: Flavor line expansion, new sizes, packaging innovation, consumer insight research, retail promotions, digital marketing and experiential marketing tactics have all contributed to the growth of this brand among a younger generation  Resulting In: Sales CAGR of +5% in the 5 years it has been with the Prestige family Wild Cherry Honey Licorice Lemon Menthol Wild Berry Sugar Free Cherry Honey Luden’s New Expanded Contemporary Flavors Today New Flavors for F’16 F’13 Luden’s Classic Flavors New Flavors for F’15 New Flavors for F’16

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 13

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 14 Key Financial Results for Second Quarter Performance  Solid overall financial performance in the quarter − Revenue of $206.1 million, an increase of 13.7% − Organic Revenue decline of (0.5%)(1) excluding the impact of foreign currency − Adjusted EPS of $0.60(2), up 20.0% − Free Cash Flow growth of 26.4% to $46.2 million(2) $181.3 $63.2 $36.5 $206.1 $75.6 $46.2 Total Revenue Adjusted EBITDA Adjusted EPS Free Cash Flow Q2 FY 16 Q2 FY 15 13.7% 19.6% 20.0% 26.4% $0.50 $0.60 (2) (2) (2) Dollar values in millions, except per share data.

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 15 FY 16 Second Quarter and 1H Consolidated Financial Summary  Q2 Revenue growth of +13.7%, or +17.1%(1) on a constant currency basis  Q2 Adjusted Gross Margin of 58.2%(2), consistent with full year outlook of 58.0%  Q2 A&P of 13.5% of Total Revenue, or $27.9 million, up 11.4% versus PYQ2  Q2 Adjusted EBITDA Margin of 36.7%(2)  Q2 Adjusted EPS of $0.60, up 20.0%(2) 3 Months Ended Dollar values in millions, except per share data. Refer to footnote 2 for all adjusted items above. 6 Months Ended Sep '15 Sep '14 % Chg Sep '15 Sep '14 % Chg Total Revenue 206.1$ 181.3$ 13.7% 398.2$ 327.0$ 21.8% Adj. Gross Margin 119.9 103.3 16.1% 232.2 185.3 25.3% % Margin 58.2% 57.0% 58.3% 56.7% A&P 27.9 25.0 11.4% 54.3 44.1 23.1% % Total R venue 13.5% 13.8% 13.6% 13.5% Adj. G&A 16.5 15.0 9.4% 32.6 26.9 21.3% % Total Revenue 8.0% 8.3% 8.2% 8.2% Adjus ed EBITDA 75.6$ 63.2$ 19.6% 145.2$ 114.3$ 27.1% % Margin 36.7% 34.9% 36.5% 34.9% Adjusted Net Income 31.8$ 26.4$ 20.6% 59.2$ 47.9$ 23.7% Adjusted Earnings Per Share 0.60$ 0.50$ 20.0% 1.12$ 0.91$ 23.1%

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 16 Debt Profile & Financial Compliance:  Net Debt at 9/30/15 of $1,481 million comprised of: – Cash on hand of $22 million – $853 million of term loan and revolver – $650 million of bonds  Leverage ratio(3) of ~5.0x  Acquisition capacity exceeding ~$550 million Exceptional Free Cash Flow Trends Cash Flow Comments (6) (2) Dollar values in millions. (2) Three Months Ended Six Months Ended Sep'15 Sep'14 Sep'15 Sep'14 Net Income - As Reported 31.8$ 16.5$ 58.0$ 33.2$ Depreciation & Amortization 5.7 3.9 11.4 6.8 Other Non-Cash Operating Items 14.4 8.0 31.5 17.9 Working Capital (4.8) (1.0) (10.3) (1.0) Operating Cash Flow 47.1$ 27.4$ 90.6$ 57.1$ Additions to Property and Equipment (0.9) (0.9) (1.7) (1.4) Free Cash Flow 46.2$ 26.5$ 88.9$ 55.7$ Acquisition Costs - 10.0 - 12.4 Adjusted Free Cash Flow 46.2$ 36.5$ 88.9$ 68.1$

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 17

Staying the Strategic Course to Continue Shareholder Value Creation

Strong Consumption Trends	- Good **momentum heading into Q3** - **Retail environment continues to present headwinds** - **Fx impact larger than anticipated** of approx. +$12MM full year, no impact expected on EPS or FCF
Brand Building	- Continued **focus on investment in brand building** for FY 16 - **Invest and innovate in Core OTC brands and international platform** - Continue to **build new product pipeline** for the long term
M&A Strategy	- Remain **aggressive and disciplined** - **Rapidly de-levering** and building meaningful M&A capacity - **Continue to monitor major company divestiture announcements and opportunities with privately-held assets**
Confident in Full FY 16 Outlook	- **Revenue growth of +10% to +11%** to reflect current Fx rates, 2H +0.5% to +1.5% - **Adjusted EPS +10% to +13% ($2.05 to $2.10)(7), expect to be at high end of range** - **Free cash flow of $175MM(8) or more** - Continued **A&P investment** in portfolio

PrestigeBrands
Second Quarter FY 16 Results
18

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 19 Q&A

S e c o n d Q u a r t e r F Y 1 6 R e s u l t s 20 Appendix (1) Revenue Growth on a constant currency basis is a Non-GAAP financial measure and is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Adjusted Gross Margin, Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Free Cash Flow and Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Pro forma Net Sales for FY 15 as if Insight and Hydralyte were acquired on April 1, 2014. (5) Based on Company's organic long-term plan. Source: Company data. (6) Operating cash flow is equal to GAAP net cash provided by operating activities. (7) Adjusted EPS for FY 16 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $2.00 to $2.05 plus $0.05 of cost associated with term loan refinancing and CEO retirement totaling $2.05 to $2.10. (8) Free Cash Flow for FY 16 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $181 million less projected capital expenditures of $6 million.